As filed with the Securities and Exchange Commission on July 8, 1997.



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: May 6, 1997
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)

         Maryland                 000-28382                36-3953261
(State or other jurisdiction      (Commission File No.)    (IRS Employer
 of incorporation)                                         Identification No.)


                             2901 Butterfield Road
                          Oak Brook, Illinois  60521
                   (Address of Principal Executive Offices)

                                (630) 218-8000
              (Registrant's telephone number including area code)

                                      n/a

         (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits


                         Index to Financial Statements
                                                                        Page


Independent Auditors' Report........................................   F-1

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1996 of Cobblers Mall...............   F-2

Notes to Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1996 of Cobblers Mall......   F-3

Independent Auditors' Report........................................   F-5

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1996 of Mallard Mall................   F-6

Notes to Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1996 of Mallard Mall.......   F-7

Pro Forma Balance Sheet (unaudited) at March 31, 1996...............   F-9

Notes to Pro Forma Balance Sheet (unaudited) at March 31, 1996......   F-11

Pro Forma Statement of Operations (unaudited) of the Company
for the year ended March 31, 1996...................................   F-14

Notes to Pro Forma Statement of Operations (unaudited) for
the year ended March 31, 1996.......................................   F-16

Pro Forma Statement of Operations (unaudited) of the Company
  for the year ended December 31, 1996..............................   F-19

Notes to Pro Forma Statement of Operations (unaudited) for the
year ended December 31, 1996........................................   F-21

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Inland Real Estate Corporation
                                                          (Registrant)



                                                 By:    /s/  Kelly Tucek

                                                 Kelly Tucek
                                                 Chief Financial and Accounting
                                                 Officer


Date: July 8, 1997

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Cobblers Mall for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation as described in note 2. The presentation is not intended to be a complete presentation of Cobblers Mall's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Cobblers Mall for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
April 25, 1997

                                 Cobblers Mall
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $1,014,342
  Operating expense and real estate
    tax recoveries................................    376,560
                                                   -----------
  Total gross income..............................  1,390,902
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    430,076
  Operating expenses..............................     80,537
  Utilities.......................................     32,225
  Insurance.......................................      5,185
                                                   -----------
  Total direct operating expenses.................    548,023
                                                   -----------
Excess of gross income over direct
  operating expenses.............................. $  842,879
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                 Cobblers Mall
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Cobblers Mall (Cobblers) is located in Elgin, Illinois. It consists of approximately 103,000 square feet of gross leasable area and was approximately 91% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Cobblers from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Cobbler's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Cobblers to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Cobblers leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Cobblers is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1996 expenses for which the tenants have not yet been billed. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $6,385 for the year ended December 31, 1996.

                                 Cobblers Mall
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996, are as follows:

                                Year          Amount
                                ----          ------
                                1997        $ 1,002,043
                                1998            989,849
                                1999            930,840
                                2000            861,813
                                2001            817,835
                              Thereafter      7,893,319
                                            ------------
                                            $12,495,699
                                            ============

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Cobblers. Costs such as mortgage interest, depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary.

    Cobblers has not received its final real estate tax bill for 1996. Real estate tax expense is estimated based upon the 1995 bill. The difference between this estimate and the final bill is not expected to have a material impact on the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Mallard Mall for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation as described in note 2. The presentation is not intended to be a complete presentation of Mallard Mall's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Mallard Mall for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
April 25, 1997

                                 Mallard Mall
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $  992,972
  Operating expense and real estate
    tax recoveries................................    412,024
                                                   -----------
  Total gross income..............................  1,404,996
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    340,057
  Operating expenses..............................     63,829
  Utilities.......................................     11,804
  Insurance.......................................      4,400
                                                   -----------
  Total direct operating expenses.................    420,090
                                                   -----------
Excess of gross income over direct
  operating expenses.............................. $  984,906
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                 Mallard Mall
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Mallard Mall (Mallard) is located in Elk Grove Village, Illinois. It consists of approximately 83,000 square feet of gross leasable area and was approximately 92% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Mallard from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Mallard's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Mallard to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Mallard leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Mallard is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1996 expenses for which the tenants have not yet been billed. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $4,632 for the year ended December 31, 1996.

                                 Mallard Mall
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996, are as follows:

                                Year          Amount
                                ----          ------
                                1997        $ 1,067,063
                                1998          1,002,188
                                1999            960,074
                                2000            933,976
                                2001            934,328
                              Thereafter      8,459,805
                                            ------------
                                            $13,357,434
                                            ============

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Mallard. Costs such as mortgage interest, depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary.

    Mallard has not received its final real estate tax bill for 1996. Real estate tax expense is estimated based upon the 1995 bill. The difference between this estimate and the final bill is not expected to have a material impact on the Historical Summary.

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                                March 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to give effect to the acquisitions of the Niles Shopping Center, Cobblers Mall, Mallard Mall, Ameritech Outlot, Calumet Square, Sequoia Plaza, Highland Park Dominicks, Schaumburg Dominicks and River Square as though these transactions occurred March 31, 1997. This unaudited Pro Forma Balance Sheet should be read in conjunction with the March 31, 1997 Financial Statements and the notes thereto as included herein.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                            Inland Real Estate Corporation
                                Pro Forma Balance Sheet
                                    March 31, 1997
                                      (unaudited)


                                                             March 31,
                                 March 31,                     1997
                                   1997        Pro Forma     Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $121,755,366    58,041,900   179,797,266
Cash and cash equivalents.....   22,647,158          -       22,647,158
Restricted cash...............    1,117,333          -        1,117,333
Accounts and rents
  receivable..................    2,666,872     1,551,196     4,218,068
Other assets..................    3,323,680          -        3,323,680
                               ------------- ------------- -------------
Total assets.................. $151,510,409    59,593,096   211,103,505
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,318,463          -        1,318,463
Accrued real estate taxes.....    3,134,066     1,650,996     4,785,062
Distributions payable (C).....      749,856          -          749,856
Security deposits.............      320,966        14,250       335,216
Mortgages payable.............   53,182,067          -       53,182,067
Unearned income...............      375,570          -          375,570
Due to Affiliates.............      247,191          -          247,191
                               ------------- ------------- -------------
Total liabilities.............   59,328,179     1,665,246    60,993,425
                               ------------- ------------- -------------
Common Stock (D)..............      108,280        67,358       175,638
Additional paid in capital
  (net of Offering costs) (D).   94,623,475    57,860,492   152,483,967
Accumulated distributions in
  excess of net income........   (2,549,525)         -       (2,549,525)
                               ------------- ------------- -------------
Total Stockholders' equity....   92,182,230    57,927,850   150,110,080
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $151,510,409    59,593,096   211,103,505
                               ============= ============= =============





                  See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)

(A) The March 31, 1997 Historical column represents the historical balance sheet as presented in the unaudited March 31, 1997 10-Q as filed with the SEC.

(B) The following pro forma adjustment relates to the acquisition of the subject properties as though they were acquired on March 31, 1997. The terms are described in the notes that follow.


                                 Pro Forma Adjustments
                         --------------------------------------
                            Niles
                          Shopping      Cobblers     Mallard
                           Center         Mall         Mall
                         ------------ ------------ ------------
Assets
------
Net investment in
  properties............ $ 3,280,000   10,953,000    8,099,900
Accounts and rents
  receivable............     154,001      493,734      397,602
                         ------------ ------------ ------------
Total assets............ $ 3,434,001   11,446,734    8,497,502
                         ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................. $   154,001      542,971      429,322
Security deposits.......      14,250         -            -
                         ------------ ------------ ------------
Total liabilities.......     168,251      542,971      429,322
                         ------------ ------------ ------------
Common Stock............       3,797       12,679        9,382
Additional paid in capital
  (net of Offering
  Costs)................   3,261,953   10,891,084    8,058,798
                         ------------ ------------ ------------
Total Stockholders'
  equity................   3,265,750   10,903,763    8,068,180
                         ------------ ------------ ------------
Total liabilities and
  Stockholders' equity.. $ 3,434,001   11,446,734    8,497,502
                         ============ ============ ============

                                                       Inland Real Estate Corporation
                                                      Notes to Pro Forma Balance Sheet
                                                                 (continued)
                                                               March 31, 1997
                                                                 (unaudited)

(B) Continued


                                                     Pro Forma Adjustments
                        --------------------------------------------------------------------------
                                                                Highland                               Total
                         Ameritech     Calumet      Sequoia       Park      Schaumburg    River      Pro Forma
                           Outlot       Square       Plaza      Dominicks   Dominicks     Square    Adjustments
                        -----------  -----------  ------------ ----------- ----------- ------------ -------------
Assets
------
Net investment in
  properties...........  1,050,000    2,108,000     3,010,000   12,800,000  10,691,000   6,050,000    58,041,900
Accounts and rents
  receivable...........      6,941      176,750       123,968         -           -        198,200     1,551,196
                        -----------  -----------  ------------ ----------- ----------- ------------ -------------
Total assets...........  1,056,941    2,284,750     3,133,968   12,800,000  10,691,000   6,248,200    59,593,096
                        ===========  ===========  ============ =========== =========== ============ =============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $    6,941      176,750       132,411         -           -        208,600     1,650,996
Security deposits......       -            -             -            -           -           -           14,250
                        -----------  -----------  ------------ ----------- ----------- ------------ -------------
Total liabilities......      6,941      176,750       132,411         -           -        208,600     1,665,246
                        -----------  -----------  ------------ ----------- ----------- ------------ -------------
Common Stock...........      1,221        2,451         3,490       14,884      12,431       7,023        67,358
Additional paid in capital
  (net of Offering
  Costs)............... $1,048,779    2,105,549     2,998,067   12,785,116  10,678,569   6,032,577    57,860,492
                        -----------  -----------  ------------ ----------- ----------- ------------ -------------
Total Stockholders'
  equity...............  1,050,000    2,108,000     3,001,557   12,800,000  10,691,000   6,039,600    57,927,850
                        -----------  -----------  ------------ ----------- ----------- ------------ -------------
Total liabilities and
  Stockholders' equity.  1,056,941    2,284,750     3,133,968   12,800,000  10,691,000   6,248,200    59,593,096
                        ============ ============ ============ =========== =========== ============ =============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)


    Acquisition of Properties:

    On April 11, 1997, the Company acquired Niles Shopping Center, Niles, Illinois from an unaffiliated third party for the purchase price of $3,280,000 on an all cash basis, funded from cash and cash equivalents.

    On May 6, 1997, the Company acquired Cobblers Mall, Elgin, Illinois from an unaffiliated third party for the purchase price of $10,953,000 on an all cash basis, funded from cash and cash equivalents.

    On May 6, 1997, the Company acquired Mallard Mall, Elk Grove Village, Illinois from an unaffiliated third party for the purchase price of $8,099,900 on an all cash basis, funded from cash and cash equivalents.

    On May 9, 1997, the Company acquired Ameritech Outlot, Joliet, Illinois from an unaffiliated third party for the purchase price of $1,050,000 on an all cash basis, funded from cash and cash equivalents.

    On May 30, 1997, the Company acquired Schaumburg Dominick's, Schaumburg, Illinois from an unaffiliated third party for the purchase price of $10,691,000 on an all cash basis, funded from cash and cash equivalents.

    On June 2, 1997, the Company acquired Calumet Square, Calumet, Illinois from an unaffiliated third party for the purchase price of $2,108,000 on an all cash basis, funded from cash and cash equivalents.

    On June 16, 1997, the Company acquired Sequoia Plaza, Milwaukee, Wisconsin from an unaffiliated third party for the purchase price of $3,010,000 on an all cash basis, funded from cash and cash equivalents.

    On June 16, 1997, the Company acquired Highland Park Dominick's, Highland Park, Illinois from an unaffiliated third party for the purchase price of $12,800,000 on an all cash basis, funded from cash and cash equivalents.

    On June 19, 1997, the Company acquired River Square, Naperville, Illinois from an unaffiliated third party for the purchase price of $6,050,000 on an all cash basis, funded from cash and cash equivalents.


(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $67,358,000, net of additional Offering costs of $9,430,150 are reflected as received as of March 31, 1997, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of Maple Park Place Shopping Center, Aurora Commons Shopping Center, Lincoln Park Place Shopping Center, Niles Shopping Center, Cobblers Mall, Mallard Mall, Ameritech Outlot, Calumet Square, Sequoia Plaza, Highland Park Dominicks, Schaumburg Dominicks and River Square as though they occurred on January 1, 1997. This unaudited Pro Forma Statement of Operations should be read in conjunction with the March 31, 1997 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1997
                                 (unaudited)


                                Pro Forma Adjustments
                               -----------------------

                      1997        1997
                   Historical  Acquisitions   1997
                      (A)          (B)      Pro Forma
                   ----------- ----------- -----------

Rental income..... $3,603,584   1,541,859    5,145,443
Additional rental
  income..........  1,061,507     543,025    1,604,532
Interest
  income(C).......    156,436        -         156,436
Other income......     36,244        -          36,244
                   ----------- ----------- ------------
  Total income....  4,857,771   2,084,884    6,942,655
                   ----------- ----------- ------------
Professional services
  and general and
  administrative
  fees............     85,158        -          85,158
Advisor asset
  management fee.(F)  233,337     145,105      378,442
Property operating
  expenses........  1,859,461     605,341    2,464,802
Interest expense..  1,005,741      26,718    1,032,459
Depreciation (D)..    741,920     389,312    1,131,232
Amortization......     38,364        -          38,364
Acquisition costs
  expensed........      9,090        -           9,090
                   ----------- ----------- ------------
Total expenses....  3,973,071   1,166,476    5,139,547
                   ----------- ----------- ------------
  Net income...... $  884,700     918,408    1,803,108
                   =========== =========== ============

Weighted average
  common stock shares
  outstanding (E).  9,384,792               16,120,592
                   ===========             ============

Net income per weighted
  average common stock
  outstanding (E). $      .09                      .11
                   ===========             ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                   For the three months ended March 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the three months ended March 31, 1997 (unaudited), as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the three months ended March 31, 1997 are as though the 1997 acquisitions of the following properties occurred on January 1, 1997 on an all cash basis except for Maple Park, Aurora Commons and Lincoln Park Place. Proforma adjustments for interest expense on these properties were based on the following terms.

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                       For the three months ended March 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired January 1, 1997.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet
                      Place       Commons   Park Place   Center        Mall        Mall        Square
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------
Rental income.....     39,736      82,740      14,159      98,780     255,790      267,028      78,398
Additional rental
  income..........      8,168      26,594       5,714      39,507     142,382      103,809      87,939
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------
Total income......     47,904     109,334      19,873     138,287     398,172      370,837     166,337
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -
Property operating
  expenses........     10,039      30,055       6,352      43,952     153,892      121,290      91,467
Interest expense..       -           -           -           -           -            -           -
Depreciation......       -           -           -           -           -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------
Total expenses....     10,039      30,055       6,352      43,952     153,892      121,290      91,467
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------
Net income (loss).     37,865      79,279      13,521      94,335     244,280      249,547      74,870
                   =========== =========== =========== =========== =========== ===========  ============

                                                                                               Total
                                                        Highland                               1997
                    Ameritech   Schaumburg   Sequoia      Park        River     Pro Forma   Acquisitions
                    Outlot      Dominicks     Plaza     Dominicks     Square   Adjustments   Pro Forma
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------
Rental income.....     27,576     161,706      99,580     220,994     195,372         -       1,541,859
Additional rental
  income..........      6,068        -         36,786        -         86,058         -         543,025
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......     33,644     161,706     136,366     220,994     281,430         -       2,084,884
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -         145,105      145,105
Property operating
  expenses........      7,309       3,234      42,744       4,420      90,587         -         605,341
Interest expense..       -           -           -           -           -          26,718       26,718
Depreciation......       -           -           -           -           -         389,312      389,312
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....      7,309       3,234      42,744       4,420      90,587      561,135    1,166,476
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss).     26,335     158,472      93,622     216,574     190,843     (561,135)     918,408
                   =========== =========== =========== =========== =========== ============ ============


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                   For the three months ended March 31, 1997
                                  (unaudited)


(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the three months ended March 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(F) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1996
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, the Zany Brainy store, Salem Square, Hawthorn Village Commons, Six Corners Plaza, Spring Hill Fashion Corner, Crestwood Plaza Shopping Center, Park St. Claire, Lansing Square Shopping Center, Summit of Park Ridge, Maple Park Place Shopping Center, Aurora Commons Shopping Center, Lincoln Park Place Shopping Center, Niles Shopping Center, Cobblers Mall, Mallard Mall, Calumet Square, Ameritech Outlot, Sequoia Plaza, Highland Park Dominicks, Schaumburg Dominicks and River Square as though they occurred the earlier of January 1, 1996 or the date operations commenced. Grand and Hunt Club and the Quarry Outlot were constructed in 1996, and had not commenced significant operations prior to acquisition, therefore, no operations relating to these properties are presented on the unaudited Pro Forma Statement of Operations for December 31, 1996. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1996 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1996
                                 (unaudited)


                                Pro Forma Adjustments
                               ------------------------

                       1996       1996         1997
                   Historical  Acquisitions Acquisitions   1996
                      (A)          (B)          (C)      Pro Forma
                   ----------- ------------ ----------- -----------

Rental income..... $4,467,903   6,127,326    8,636,819   19,232,048
Additional rental
  income..........  1,336,809   3,198,250    2,531,865    7,066,924
Interest
  income(E).......    438,188        -            -         438,188
Other income......     84,834        -            -          84,834
                   ----------- -----------  ----------- ------------
  Total income....  6,327,734   9,325,576   11,168,684   26,821,994
                   ----------- -----------  ----------- ------------
Professional services
  and general and
  administrative
  fees............    183,559        -            -         183,559
Advisor asset
  management fee.(I)  238,108     708,222      869,040    1,815,370
Property operating
  expenses........  1,873,174   3,656,698    3,107,123    8,636,995
Interest expense..    597,485     949,958    1,784,433    3,331,876
Depreciation (F)..    939,144   1,448,017    2,232,111    4,619,272
Amortization (H)..     17,367      11,428        6,457       35,252
Acquisition costs
  expensed........     26,676        -            -          26,676
                   ----------- -----------  ----------- ------------
Total expenses....  3,875,513   6,774,323    7,999,164   18,649,000
                   ----------- -----------  ----------- ------------
  Net income...... $2,452,221   2,551,253    3,169,520    8,172,994
                   =========== ===========  =========== ============

Weighted average
  common stock shares
  outstanding (G).  4,494,620                            12,110,720
                   ===========                          ============

Net income per weighted
  average common stock
  outstanding (G). $      .55                                   .67
                   ===========                          ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1996
                                  (unaudited)

(A) The  1996  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1996, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1996 are as though the 1996 acquisitions of the following properties occurred on January 1, 1996 on an all cash basis except for Regency Point, Hawthorn Village Commons, Crestwood and Lansing Square. Proforma adjustments for interest expense on these properties were based on the following terms.

    Regency Point

    In the purchase of Regency Point the Company assumed the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement. The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1996 was estimated using the described loan terms. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. The pro forma adjustment does not give effect to the termination of this agreement.

    Hawthorn Village Commons

    The Company funded the purchase of Hawthorn Village Commons using: (i) the proceeds of a short-term loan maturing August 23, 1996 in the amount of $2.9 million from Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of eight percent per annum.

    Crestwood Plaza Shopping Center

    As part of the December 27, 1996 purchase of Crestwood Plaza, the Company assumed the existing first mortgage loan of $1,330,253.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


    Lansing Square Shopping Center

    The Company funded the purchase using: (i) the proceeds of five long-term loans totaling $12,850,000 from LaSalle Bank of which approximately
    $8,000,000 was used to purchase this property and (ii) cash and cash equivalents. The Company paid a one point fee in connection with these long-term loans. The loans have a term of seven years and, prior to the maturity date, require payments of interest only, at 7.6%, fixed for five years with the remaining two years at prime plus 1/2%.


    Total pro forma adjustments for 1996 acquisitions are as though they were acquired the earlier of January 1, 1996 or date that operations commenced (related to Zany Brainy).


                    Mundelein    Regency    Prospect   Montgomery-    Zany
                      Plaza       Point     Heights       Sears      Brainy
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  163,381     139,271      89,105     163,700     137,489
Additional rental
  income..........     32,975      16,034      83,593      57,012      24,144
                   ----------- ----------- ----------- ----------- -----------
Total income......    196,356     155,305     172,698     220,712     161,633
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........     53,986      19,046      91,364      66,944      30,331
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     53,986      19,046      91,364      66,944      30,331
                   ----------- ----------- ----------- ----------- -----------
Net income........ $  142,370     136,259      81,334     153,768     131,302
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


                                 Hawthorn
                      Salem      Village       Six        Spring
                      Square     Commons     Corners       Hill     Crestwood
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  422,146     548,667     790,888     948,906     203,007
Additional rental
  income..........    260,832     270,570     517,804     234,837      69,315
                   ----------- ----------- ----------- ----------- -----------
Total income......    682,978     819,237   1,308,692   1,183,743     272,322
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........    270,756     293,132     640,772     300,842      78,450
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    270,756     293,132     640,772     300,842      78,450
                   ----------- ----------- ----------- ----------- -----------
Net income........ $  412,222     526,105     667,920     882,901     193,872
                   =========== =========== =========== =========== ===========


                                                                     Total
                                                                      1996
                      Park       Lansing      Park      Pro Forma  Acquisitions
                   St. Claire    Square       Ridge    Adjustments   Pro Forma
                   ----------- ----------- ----------- ----------- ------------
Rental income..... $  178,596   2,001,855     340,315        -      6,127,326
Additional rental
  income..........     62,194   1,332,149     236,791        -      3,198,250
                   ----------- ----------- ----------- ----------- -----------
Total income......    240,790   3,334,004     577,106        -      9,325,576
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..       -           -           -        708,222     708,222
Property operating
  expenses........    103,386   1,507,941     299,748        -      3,656,698
Interest Expense..       -           -           -        949,958     949,958
Depreciation......       -           -           -      1,448,017   1,448,017
Amortization......       -           -           -         11,428      11,428
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    103,386   1,507,941     299,748   3,117,625   6,774,323
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  137,404   1,826,063     277,358  (3,117,625)  2,551,253
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


(C) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1996 or the date operations commenced.


                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard     Calumet
                      Place       Commons   Park Place   Center        Mall        Mall       Square
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Rental income.....  1,844,314   1,341,448     228,218     375,349   1,014,342     992,972     222,072
Additional rental
  income..........    405,864     534,247     111,997     104,619     376,560     412,024     179,854
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total income......  2,250,178   1,875,695     340,215     479,968   1,390,902   1,404,996     401,926
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..    152,621     115,000      21,000      32,800     109,530      80,999      21,080
Property operating
  expenses........    444,390     632,131     130,176     141,974     548,023     420,090     214,748
Interest expense..    720,000     882,983     181,450        -           -           -           -
Depreciation......    404,905     334,573      42,260      81,600     273,825     202,498      52,700
Amortization......      2,857        -          3,600        -           -           -           -
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total expenses....  1,724,773   1,964,687     378,486     256,374     931,378     703,587     228,528
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net income (loss).    525,405     (88,992)    (38,271)    223,594     459,524     701,409     113,398
                   =========== =========== =========== =========== =========== =========== ===========

                                                                                  Total
                                                        Highland                  1997
                    Ameritech   Schaumburg   Sequoia      Park        River    Acquisitions
                     Outlot     Dominicks     Plaza     Dominicks    Square     Pro Forma
                   ----------- ----------- ----------- ----------- ----------- ------------
Rental income.....    106,283     646,825     361,986     883,976     619,034   8,636,819
Additional rental
  income..........     18,265        -        135,404        -        253,031   2,531,865
                   ----------- ----------- ----------- ----------- ----------- -----------
Total income......    124,548     646,825     497,390     883,976     872,065  11,168,684
                   ----------- ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     10,500     106,910      30,100     128,000      60,500     869,040
Property operating
  expenses........     18,500      12,937     164,126      17,680     362,348   3,107,123
Interest expense..       -           -           -           -           -      1,784,433
Depreciation......     26,250     267,000      75,250     320,000     151,250   2,232,111
Amortization......       -           -           -           -           -          6,457
                   ----------- ----------- ----------- ----------- ----------- -----------
Total expenses....     55,250     386,847     269,476     465,680     574,098   7,999,164
                   ----------- ----------- ----------- ----------- ----------- -----------
Net income (loss).     69,298     259,978     227,914     418,296     297,967   3,169,520
                   =========== =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


    Acquisition of Maple Park Shopping Center, Bolingbrook, Illinois

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                               Maple Park Place
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $1,844,314         -       1,844,314
    Additional rental income.........     405,864         -         405,864
                                       -----------  -----------  -----------
    Total income.....................   2,250,178         -       2,250,178
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -         152,621      152,621
    Property operating expenses......     444,390         -         444,390
    Interest expense.................        -         720,000      720,000
    Depreciation.....................        -         404,905      404,905
    Amortization.....................        -           2,857        2,857
                                       -----------  -----------  -----------
    Total expenses...................     444,390    1,280,383    1,724,773
                                       -----------  -----------  -----------
    Net income (loss)................  $1,807,788   (1,280,383)     525,405
                                       ===========  ===========  ===========


    Acquisition of Aurora Commons Shopping Center, Aurora, Illinois

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                 Aurora Commons
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $1,314,448         -       1,341,448
    Additional rental income.........     534,247         -         534,247
                                       -----------  -----------  -----------
    Total income.....................   1,875,695         -       1,875,695
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -         115,000      115,000
    Property operating expenses......     659,205      (27,074)     632,131
    Interest expense.................        -         882,983      882,983
    Depreciation.....................        -         334,573      334,573
                                       -----------  -----------  -----------
    Total expenses...................     659,205    1,193,482    1,964,687
                                       -----------  -----------  -----------
    Net income (loss)................  $1,216,490   (1,193,482)     (88,992)
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Lincoln Park Place Shopping Center, Chicago, Illinois

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                               Lincoln Park Place
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $  228,218         -         228,218
    Additional rental income.........     111,997         -         111,997
                                       -----------  -----------  -----------
    Total income.....................     340,215         -         340,215
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -          21,000       21,000
    Property operating expenses......     130,176         -         130,176
    Interest expense.................        -         181,450      181,450
    Depreciation.....................        -          42,260       42,260
    Amortization.....................        -           3,600        3,600
                                       -----------  -----------  -----------
    Total expenses...................     130,176      248,310      378,486
                                       -----------  -----------  -----------
    Net income (loss)................  $  210,039     (248,310)     (38,271)
                                       ===========  ===========  ===========


    Acquisition of Niles Shopping Center, Niles, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                               Niles Shopping Center
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $  375,349         -         375,349
    Additional rental income.........     104,619         -         104,619
                                       -----------  -----------  -----------
    Total income.....................     479,968         -         479,968
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -          32,800       32,800
    Property operating expenses......     141,974         -         141,974
    Depreciation.....................        -          81,600       81,600
                                       -----------  -----------  -----------
    Total expenses...................     141,974      114,400      256,374
                                       -----------  -----------  -----------
    Net income (loss)................  $  337,995     (114,400)     223,594
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Cobblers Mall, Elgin, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                  Cobblers Mall
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $1,014,342         -       1,014,342
    Additional rental income.........     376,560         -         376,560
                                       -----------  -----------  -----------
    Total income.....................   1,390,902         -       1,390,902
                                       -----------  -----------  -----------
    Advisor asset
      management fee.................        -         109,530      109,530
    Property operating
      expenses.......................     548,023         -         548,023
    Depreciation.....................        -         273,825      273,825
                                       -----------  -----------  -----------
    Total expenses...................     548,023      383,355      931,378
                                       -----------  -----------  -----------
    Net income (loss)................  $  842,879     (383,355)     459,524
                                       ===========  ===========  ===========


    Acquisition of Mallard Mall, Elk Grove Village, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                  Mallard Mall
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $  992,972         -         992,972
    Additional rental income.........     412,024         -         412,024
                                       -----------  -----------  -----------
    Total income.....................   1,404,996        -        1,404,996
                                       -----------  -----------  -----------
    Advisor asset
      management fee.................        -          80,999       80,999
    Property operating
      expenses.......................     420,090         -         420,090
    Depreciation.....................        -         202,498      202,498
                                       -----------  -----------  -----------
    Total expenses...................     420,090      283,497      703,587
                                       -----------  -----------  -----------
    Net income (loss)................  $  984,906     (283,497)     701,409
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Calumet Square Shopping Center, Calumet City, Illinois

    This pro forma adjustment reflects the purchase of Calumet Square as if the Company had acquired the property as of January 1, 1996 and is based on information provided by the Seller.

                                         Calumet Square
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  222,072        -        222,072
    Additional rental income..    179,854        -        179,854
                               ----------- ----------- -----------
    Total income..............    401,926        -        401,926
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         21,080      21,080
    Property operating
      expenses................    214,748        -        214,748
    Depreciation..............       -         52,700      52,700
                               ----------- ----------- -----------
    Total expenses............    214,748      73,780     288,528
                               ----------- ----------- -----------
    Net income (loss)......... $  187,178     (73,780)    113,398
                               =========== =========== ===========


    Acquisition of Ameritech Outlot, Joliet, Illinois

    This pro forma adjustment reflects the purchase of Ameritech as if the Company had acquired the property as of January 1, 1996 and is based on information provided by the Seller.

                                         Ameritech Outlot
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  106,283        -        106,283
    Additional rental income..     18,265        -         18,265
                               ----------- ----------- -----------
    Total income..............    124,548        -        124,548
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         10,500      10,500
    Property operating
      expenses................     18,500        -         18,500
    Depreciation..............       -         26,250      26,250
                               ----------- ----------- -----------
    Total expenses............     18,500      36,750      55,250
                               ----------- ----------- -----------
    Net income (loss)......... $  106,048     (36,750)     69,298
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Dominicks, Schaumburg, Illinois

    This pro forma adjustment reflects the purchase of Schaumburg Dominicks as if the Company had acquired the property as of June 1, 1996, the date operations commenced and is based on information provided by the Seller.

                                        Schaumburg Dominicks
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  646,825        -        646,825
    Additional rental income..       -           -           -
                               ----------- ----------- -----------
    Total income..............    646,825        -        646,825
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        106,910     106,910
    Property operating
      expenses................     12,937        -         12,937
    Depreciation..............       -        267,000     267,000
                               ----------- ----------- -----------
    Total expenses............     12,937     373,910     386,847
                               ----------- ----------- -----------
    Net income (loss)......... $  633,888    (373,910)    259,978
                               =========== =========== ===========


    Acquisition of Sequoia Plaza, Milwaukee, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                          Sequoia Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  361,986        -        361,986
    Additional rental income..    135,404        -        135,404
                               ----------- ----------- -----------
    Total income..............    497,390       -         497,390
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         30,100      30,100
    Property operating
      expenses................    164,126        -        164,126
    Depreciation..............       -         75,250      75,250
                               ----------- ----------- -----------
    Total expenses............    164,126     105,350     269,476
                               ----------- ----------- -----------
    Net income (loss)......... $  333,264    (105,350)    227,914
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Dominicks, Highland Park, Illinois

    This pro forma adjustment reflects the purchase of Highland Park Dominicks as if the Company had acquired the property as of May 1, 1996, the date operations commenced and is based on information provided by the Seller.

                                     Highland Park Dominicks
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  883,976        -        883,976
    Additional rental income..       -           -           -
                               ----------- ----------- -----------
    Total income..............    883,976        -        883,976
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        128,000     128,000
    Property operating
      expenses................     17,680        -         17,680
    Depreciation..............       -        320,000     320,000
                               ----------- ----------- -----------
    Total expenses............     17,680     448,000     465,680
                               ----------- ----------- -----------
    Net income (loss)......... $  866,296    (448,000)    418,296
                               =========== =========== ===========


    Acquisition of River Square, Naperville, Illinois

    This pro forma adjustment reflects the purchase of Highland Park Dominicks as if the Company had acquired the property as of May 1, 1996, the date operations commenced and is based on information provided by the Seller.

                                        River Square
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  619,034        -        619,034
    Additional rental income..    253,031        -        253,031
                               ----------- ----------- -----------
    Total income..............    872,065        -        872,065
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         60,500      60,500
    Property operating
      expenses................    362,348        -        362,348
    Depreciation..............       -        151,250     151,250
                               ----------- ----------- -----------
    Total expenses............    362,348     211,750     574,098
                               ----------- ----------- -----------
    Net income (loss)......... $  509,717    (211,750)    297,967
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


(E) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(F) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(G) The pro forma weighted average common stock shares for the year ended December 31, 1996 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(H) Loan fees are amortized over the term of the related loan.

(I) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).